UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section l3 or l5(d) of the
Securities Exchange Act of l934

May 10, 2019 (May 8, 2019)
Date of report (date of earliest event reported)

SP PLUS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702
(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Section 5-Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 8, 2019, SP Plus Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders: (i) elected six (6) directors; (ii) approved, on a non-binding, advisory basis, a resolution approving the 2018 compensation paid to the Company’s named executive officers; and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2019. The Proposals presented at the Annual Meeting are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2019. Holders of 21,275,662 shares of the Company’s common stock, or approximately 93.1% of the 22,853,588 shares of common stock that were issued and outstanding and entitled to vote as of the record date, March 29, 2019, were present in person or represented by proxy at the Annual Meeting.

The following are the final voting results on the three Proposals presented to the Company’s stockholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s stockholders elected each of the director nominees nominated by the Company’s Board of Directors to serve as directors until the 2020 annual meeting of stockholders by the following vote:

Nominees	For	Withhold	Broker Non-Votes
G Marc Baumann	20,267,948	75,750	931,964
Karen M. Garrison	20,163,587	180,111	931,964
Alice M. Peterson	20,267,504	76,194	931,964
Gregory A. Reid	50,261,980	81,718	931,964
Wyman T. Roberts	20,199,654	144,044	931,964
Douglas R. Waggoner	20,218,918	124,780	931,964

Proposal 2: Non-Binding, Advisory Vote on the 2018 Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, a resolution approving the 2018 compensation of the Company’s named executive officers. The table below sets forth the voting results for Proposal 2:

For	Against	Abstain	Broker Non-Votes
19,414,979	899,686	29,033	931,964

Proposal 3: Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The table below sets forth the voting results for Proposal 4:

For	Against	Abstain	Broker Non-Votes
20,966,209	303,928	5,525	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

Date: May 9, 2019	By: /s/ ROBERT N. SACKS
Robert N. Sacks, Chief Legal Counsel